Exhibit 32.2


        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of IPORUSSIA, INC. (the "Company") on Form 10-KSB for the year ended December 31, 2006, (the "Report"), I, Kevin R. Keating, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)    The  Report  fully  complies  with  the  requirement  of
      Section 13(a) or 15(d) of the Securities Exchange Act of
      1934; and

2)    The information contained in the Report fairly presents,
      in  all  material  respects,   the  Company's  financial
      position and results of operations.


Date:  July 10, 2007

                                  /s/ Kevin R. Keating
                                  ----------------------
                                  Principal Financial Officer